UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 21, 2012

Harmony Metals, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53878	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

315 University Avenue
 Los Gatos, California 95030
 (Address of Principal Executive Offices including Zip Code)

(408) 899-5981
 (Registrant’s Telephone Number, including Area Code)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 21, 2012, Board of Directors of Harmony Metals, Inc. (the “Company”) approved to terminate Lake & Associates, CPA’s LLC (“LACPA”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified the appointment of Marcum, LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and 2010. Marcum is located at 750 Third Avenue, 11th Floor, New York, NY 10017.

The Company’s consolidated financial statements since inception through the fiscal years ended September 30, 2011 were audited by LACPA’s report on our  financial statements for the most recent fiscal year did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2011 and 2010 and through February 21, 2012, (a) there were no disagreements with LACPA on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LACPA, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided LACPA with a copy of this Form 8-K prior to its filing with the SEC and requested LACPA to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of LACPA's letter to the SEC, dated February 22, 2012.

During the period the Company engaged LACPA, neither the Company nor anyone on the Company's behalf consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized LACPA to respond fully to all inquiries of Marcum.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated February 22, 2012 from Lake & Associates, CPA’s LLC to the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2012	HARMONY METALS, INC.
(Registrant)

By: /s/ Jay Elliot
Name: Jay Elliot
Title: Chief Executive Officer